UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On August 4, 2005, Onyx Pharmaceuticals, Inc., or Onyx, issued a press release addressing financial results for its second quarter ended June 30, 2005. The press release dated August 4, 2005, titled “Onyx Pharmaceuticals Reports Second Quarter and Six Month 2005 Financial Results,” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
          The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Onyx Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
          Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address shall, under any circumstances, be deemed to incorporate the information available at those Internet addresses into this Current Report on Form 8-K. The information available at those Internet addresses is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.
          This Current Report and exhibits incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act, as amended. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. These risks include, but are not limited to, those associated with the timeline for clinical activity, results of pending or future clinical trials, changes in the status of Onyx’s collaborative relationships and Onyx’s expectations or beliefs of the planned commercial potential of sorafenib. More information about Onyx Pharmaceuticals and these and other risks related to Onyx is detailed in Onyx’s most recent annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2004 as filed with the U.S. Securities and Exchange Commission. Onyx cannot guarantee any future results, levels of achievement or performance. Onyx does not undertake an obligation to update forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: August 4, 2005
By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Onyx Pharmaceuticals Reports Second Quarter and Six Month 2005 Financial Results,” dated August 4, 2005.